                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             AVIVA PETROLEUM INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                 [LOGO] AVIVA

                              AVIVA PETROLEUM INC.
                         8235 DOUGLAS AVENUE, SUITE 400
                              DALLAS, TEXAS 75225

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 10, 1997


To the Shareholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Aviva Petroleum Inc. (the "Company") will be held at the offices of Vinson & Elkins L.L.P., 2001 Ross Ave., Suite 3800, Dallas, Texas 75201, on June 10, 1997, at 10:00 a.m. (local time) for the following purposes:

1. To elect four directors to hold office for the term of one year and until their successors are elected and qualified;

2.   To amend the 1995 Stock Option Plan;

3.   To approve the adoption of revised Articles of Incorporation;

4.   To re-appoint KPMG Peat Marwick LLP as independent auditors of the Company;
     and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed April 18, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

  A copy of the Company's 1996 Annual Report on Form 10-K is enclosed herewith. A copy of the employment contract of Mr. Ronald Suttill, President and Chief Executive Officer of the Company, is available for inspection at the offices of the U.K. registrar during normal business hours until the day of the Annual Meeting and on that day at the place of the meeting for at least 15 minutes prior to and during the continuance of the meeting.

  You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                  By Order of the Board of Directors,


                                  Ronald Suttill
                                  President


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED KINGDOM OR THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST MADE TO THE SECRETARY OF THE ANNUAL MEETING.

THE PROPOSALS INCLUDED IN THE ATTACHED PROXY STATEMENT ARE IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO WHAT ACTION TO TAKE YOU SHOULD CONSULT APPROPRIATE INDEPENDENT ADVISORS.

--------------------------------------------------------------------------------

                                 [LOGO] AVIVA

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 10, 1997

  This proxy statement (the "Proxy Statement") and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Aviva Petroleum Inc., a Texas corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 10, 1997, at 10:00 a.m. (local time) at the offices of Vinson & Elkins L.L.P., 2001 Ross Ave., Suite 3800, Dallas, Texas, 75201, or any adjournment or postponement thereof.

  A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the person or persons named in the proxy will vote the shares represented thereby in favor of Items 1, 2, 3 and 4 as set forth in the Notice of Annual Meeting and in accordance with their judgment on any matters which may properly come before the Annual Meeting. Each shareholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by notice in writing to the Secretary of the Company or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Annual Meeting does not in itself revoke the proxy. The cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged employees of the Company may, without additional compensation therefor, solicit proxies on behalf of the Company by personal interviews, telephone, telegraph or other means, as appropriate.

  The Board of Directors has fixed the close of business on April 18, 1997, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date there were 31,482,716 shares of the Company's common stock, no par value ("Common Stock"), issued and outstanding and entitled to vote.

  Each share of Common Stock entitles the holder thereof to one vote on each proposal before the shareholders. One-third of the shares of Common Stock issued and outstanding and entitled to vote constitutes a quorum.

  This Proxy Statement and the proxy in the accompanying form are being sent on or about April 28, 1997, to shareholders of record as of the close of business on the Record Date.

                       BENEFICIAL OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information as to each person who, to the knowledge of the Company, is the beneficial owner of more than five percent of the outstanding Common Stock of the Company. Unless otherwise noted, the information is furnished as of February 28, 1997.

NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
BENEFICIAL OWNER OR GROUP         BENEFICIAL OWNERSHIP (1)  PERCENT OF CLASS (2)
-------------------------         ------------------------  --------------------

Lehman Brothers Inc.(3)                    2,974,270                9.45%
Woolgate House
Coleman Street
London EC2P 2HD

Fidelity International Limited             2,780,000                8.83%
and Edward C. Johnson III(4)
P.O. Box HM670
Hamilton, HMCX, Bermuda

Yale University(5)                         2,551,886                8.11%
230 Prospect Street
New Haven, CT 06511

Tinicum Investors(6)                       1,668,861                5.30%
990 Stewart Avenue
Garden City, NY 11530

(1) Except as set forth below, to the knowledge of the Company, each beneficial owner has sole voting and sole investment power.
(2) Based on 31,482,716 shares of the Common Stock issued and outstanding on February 28, 1997.
(3) Information regarding Lehman Brothers Inc. is based on information received from Lehman Brothers Inc. on March 6, 1997.
(4) Information regarding Fidelity International Limited is based on an amended notification of disclosable interests, dated July 25, 1996, pursuant to the U.K. Companies Act. Fidelity International Limited is the parent holding company for various direct and indirect subsidiaries that hold these interests. Mr. Edward C. Johnson III is a principal shareholder and chairman of Fidelity International Limited.
(5) Information regarding Yale University is based on a Schedule 13G dated March 11, 1994 filed by Yale University with the Securities and Exchange Commission ("SEC").
(6) Information regarding Tinicum Investors is based on information received from Tinicum Investors on March 10, 1997.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information as of February 28, 1997, concerning the Common Stock of the Company owned beneficially by each director, by each Named Executive Officer listed in the Summary Compensation Table below, and by directors and executive officers of the Company as a group:

NAME AND ADDRESS OF                           AMOUNT AND NATURE
BENEFICIAL OWNER                          OF BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(2)
----------------                          --------------------------    -------------------

Ronald Suttill                                 1,275,050(3)(4)                 4.01%
8235 Douglas Avenue, Suite 400
Dallas, TX 75225

John J. Lee                                    1,114,428(5)(6)                 3.50%
Two Stamford Plaza
281 Tresser Blvd., 16th Floor
Stamford, CT 06901

Elliott Roosevelt, Jr.                            50,000(5)                       *
2626 Cole Avenue, Suite 600
Dallas, TX 75204

James E. Tracey                                   20,000(5)                       *
3, Grey Close
Hampstead Garden Suburb
London, NW11 3QG

All directors and executive officers
as a group (5 persons)                         2,481,305(7)                    7.80%

(1) Except as noted below, each beneficial owner has sole voting power and sole investment power.
(2) Based on 31,482,716 shares of Common Stock issued and outstanding on February 28, 1997. Treated as outstanding for purposes of computing the percentage ownership of each director, each Named Executive Officer and all directors and executive officers as a group are shares issuable upon exercise of vested stock options granted pursuant to the Company's stock option plans.
(3) Included are options for 270,000 shares exercisable on or within 60 days of February 28, 1997.
(4) Includes the entire ownership of AMG Limited, a limited liability company of which Mr. Suttill is a member, as of February 28, 1997 of 935,550 shares of Common Stock.
(5) Included for each non-employee director are options for 20,000 shares exercisable on or within 60 days of February 28, 1997.
(6) Included are 1,094,428 shares owned by Lee Development Corporation, which Mr. Lee controls.
(7) Included are 935,550 shares beneficially owned through AMG Limited and options for 348,667 shares exercisable on or within 60 days of February 28, 1997.
  * Less than 1% of the outstanding Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the SEC within certain time periods and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company by such Reporting Persons or on the written representations of such Reporting Persons, the Company believes that, during the year ended December 31, 1996, all of the Reporting Persons complied with their Section 16(a) filing requirements.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

ELECTION

  The by-laws of the Company provide that the number of directors may be fixed by the Board of Directors at a number between one and seven, except that a decrease in the number of directors shall not have the effect of reducing the term of any incumbent director. The number of directors is currently fixed at four.

  The Board of Directors has nominated the four individuals whose names are set forth below for election to the Board of Directors at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below, all of whom are now directors of the Company. If events not now known or anticipated make any of the nominees unable to serve, it is intended that any such proxy will be voted for such substitute nominees as the Board of Directors may designate unless the Board of Directors reduces the number of directors. Cumulative voting for directors is not permitted.

  The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each individual his name, age and principal positions with the Company.

      NAME                AGE              POSITIONS               DIRECTOR SINCE
      ----                ---              ---------               --------------

Ronald Suttill             65        President, Chief Executive
                                     Officer and Director               1985

John J. Lee                60        Director                           1993

Elliott Roosevelt, Jr.     60        Director                           1994

James E. Tracey            48        Director                           1992

  The following sets forth the periods during which nominees have served as directors and a brief account of the business experience of such persons during at least the past five years.

  RONALD SUTTILL has been a director of the Company since August 1985 and has been President and Chief Executive Officer of the Company since January 1992. In December 1991, Mr. Suttill was appointed President and Chief Operating Officer and prior to that served as Executive Vice President of the Company.

  JOHN J. LEE has been a director of the Company since August 1993, and is Chairman and Chief Executive Officer of Hexcel Corporation, an advanced materials manufacturer. Mr. Lee joined the Board of Hexcel Corporation in May 1993 as an outside independent director. In August 1993, Mr. Lee was asked to become the Chairman and Co-Chief Executive Officer of Hexcel Corporation, which was experiencing financial difficulties, in order to effect a consensual reorganization. In December 1993, having concluded that a consensual reorganization could not be accomplished, Hexcel Corporation filed for protection under Chapter 11 of the Federal Bankruptcy Code and appointed Mr. Lee sole Chief Executive Officer to effect a Plan of Reorganization. The reorganization was completed in February 1995 and Hexcel emerged from Chapter
11. Mr. Lee has been Chairman, President and Chief Executive Officer of Lee Development Corporation, a corporation providing investment and merchant banking services, since 1987 and was a director of XTRA Corporation, a Massachusetts-based transportation and equipment leasing company, from 1990 through January 1995. Mr. Lee also served as Chairman and Chief Executive Officer of Seminole Corporation, a fertilizer manufacturer, from July 1989 through April 1993 and director of Tosco Corporation, a refiner, from April 1988 through April 1993 and was President and Chief Operating Officer of Tosco Corporation from April 1990 through April 1993. Mr. Lee is an advisor to the Clipper Group, a New York Merchant Banking group and is a trustee of Yale University.

  ELLIOTT ROOSEVELT, JR. has been a director of the Company since January 1994 and has been President of E.R. Operating Co., a private oil and gas company, since 1989. Mr. Roosevelt has more than 30 years of experience in the oil business with several public and private companies.

  JAMES E. TRACEY has been a director of the Company since June 1992. Mr. Tracey was a senior executive with The Royal Bank of Scotland plc ("RBS") until 1996, when he retired. Mr. Tracey was employed by RBS for 31 years.

  The Company's shareholders are asked to elect as directors the four individuals nominated by the Board of Directors. AN AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL. Neither abstentions nor "broker non-votes" have any legal effect. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. The Board of Directors recommends that the shareholders vote in favor of the election as directors of the four individuals nominated by the Board of Directors. Proxies returned by shareholders will be voted FOR the four individuals unless authority to vote is withheld.

EXECUTIVE OFFICERS OF THE COMPANY

  The following table lists the names and ages of each of the executive officers of the Company and their principal occupations for the past five years.

NAME AND AGE                    POSITIONS
------------                    ---------

Ronald Suttill, 65              President and Chief Executive Officer since
                                January 1992, President and Chief Operating
                                Officer from December 1991 to January 1992 and
                                Executive Vice President prior to that.

James L. Busby, 36              Treasurer since May 1994, Secretary since June
                                1996, Controller since November 1993 and a
                                Senior Manager with the accounting firm of KPMG
                                Peat Marwick LLP prior to that.

  The Board of Directors had charged a committee of the Board with the task of reviewing the Company's general and administrative expenses and making recommendations as to the reduction of such expenses. On March 18, 1996, the Board, acting on one of such committees recommendations, determined to terminate the employment of Mr. Robert C. Boyd, Executive Vice President and Chief Operating Officer of the Company, effective June 1, 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company held five meetings during 1996. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which he was a director and (ii) the total number of meetings held by all committees on which he served.

  The Audit Committee and the Compensation Committee are the only standing committees of the Board of Directors, and the members of such committees are appointed at the initial meeting of the Board of Directors each year. The Company does not have a formal nominating committee; the Board of Directors performs this function.

  The Audit Committee, which is comprised of Messrs. Roosevelt and Tracey, consults with the independent accountants of the Company and such other persons as the committee deems appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, makes recommendations as to the engagement and fees of the independent accountants and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee held three meetings during 1996.

  The Compensation Committee, which is comprised of Messrs. Lee, Roosevelt and Tracey, makes recommendations to the Board of Directors regarding the compensation of executive officers of the Company, including salary, bonuses,
stock options and other compensation.   The Compensation Committee held one
meeting during 1996.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain information regarding compensation earned in each of the last three fiscal years by the President and Chief Executive Officer and by the former Executive Vice President and Chief Operating Officer of the Company (collectively the "Named Executive Officers").

                                                                     Summary Compensation Table
                                                                     --------------------------
                                                                                              Long Term
                                                                                             Compensation
                                                Annual Compensation                   Awards                   Payouts
                                        -----------------------------------   ----------------------------------------
                                                                      Other
                                                                     Annual   Restricted     Securities
Name and                                                             Compen-       Stock     Underlying           LTIP   All Other
Principal                                      Salary                sation      Award(s)       Options/       Payouts    Compensa-
Position                                Year       ($)    Bonus ($)      ($)          ($)       SARs (#)            ($)    tion ($)
---------                               ----  -------   ----------   ------   ----------     ----------        -------   ---------
Ronald Suttill(1)
 President and CEO                      1996  200,000            -        -            -              -              -       4,750
 President and CEO                      1995  200,000            -        -            -              -              -       4,620
 President and CEO                      1994  175,000            -        -            -              -              -       4,620

Robert C. Boyd(2)
 Executive Vice President and COO       1996   62,500            -        -            -              -              -     170,038
 Executive Vice President and COO       1995  150,000            -        -            -              -              -       4,620
 Executive Vice President and COO       1994  130,000            -        -            -              -              -       3,900

(1) The amounts reported for all other compensation for Mr. Suttill represent matching contributions made under the Aviva Petroleum Inc. 401(k) Retirement Plan (the "401(k) Plan").

(2) Mr. Boyd's Employment as Executive Vice President and Chief Operating Officer of the Company was terminated effective June 1, 1996. The amounts reported for his 1996 salary reflect his compensation through that date. The amounts reported for all other compensation include $168,163 paid in 1996 in connection with severance arrangements between Mr. Boyd and the Company and $1,875 of matching contributions made under the 401(k) Plan.

DIRECTORS' FEES

  Mr. D.G. Milne, C.B.E., the former Chairman of the Board of Directors, received (Pounds)25,000 per year for his service as Chairman and was reimbursed for travel and lodging expenses. Mr. Charles A. Boyce, a former Director, received $20,000 per year for his service and was also reimbursed for travel and lodging expenses. Messrs. Milne and Boyce did not stand for re-election at the Annual Meeting of Shareholders held June 11, 1996. Messrs. Lee, Roosevelt and Tracey each receive $20,000 per year for their services as directors and are reimbursed for travel and lodging expenses. Mr. Suttill receives no compensation as a director but is reimbursed for travel and lodging expenses incurred to attend meetings.

   In addition to the above referenced compensation, each member of the Transaction Committee (a committee of the Board of Directors formed for the purposes of evaluating strategic alternatives for the Company and reviewing general and administrative expenses) received $100 per hour for time spent on Transaction Committee activities. During 1996, Messrs. Boyce, Roosevelt and Tracey were paid $12,300, $16,500 and $47,425, respectively, for their service on the Transaction Committee during 1996 and 1995. On July 25, 1996, the Transaction Committee was dissolved.

OPTION GRANTS DURING 1996

  There were no options granted to the Named Executive Officers during 1996. No stock appreciation rights have been issued by the Company.

OPTION EXERCISES DURING 1996 AND YEAR END OPTION VALUES

  The following table provides information related to options exercised by the Named Executive Officers during 1996 and the number and value of options held at year-end. No stock appreciation rights have been issued by the Company.

                                                                    Number of Securities              Value of Unexercised
                                                                   Underlying Unexercised             In-the-Money Options
                                                                    Options at FY-End (#)              at FY-End ($) (1)
                                Shares Acquired       Value    ------------------------------      --------------------------
Name                            on Exercise (#)  Realized ($)  Exercisable      Unexercisable      Exercisable  Unexercisable
----                            ---------------  ------------  -----------      -------------      -----------  -------------
Ronald Suttill                       none          none          290,000              -                  -             -

(1) No values are ascribed to unexercised options of the Named Executive Officers at December 31, 1996 because the fair market value of a share of the Company's Common Stock at December 31, 1996 ($.78) did not exceed the exercise price of any such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

  As indicated above, the Compensation Committee, none of the members of which is an employee of the Company, makes recommendations to the Board of Directors regarding the compensation of the Named Executive Officers of the Company, including salary, bonuses, stock options and other compensation. There are no Compensation Committee interlocks. Until this committee was originally appointed in 1993, the compensation of the Named Executive Officers was established by the Board of Directors as a whole, including Mr. Suttill and Mr. Boyd.

EMPLOYMENT CONTRACTS

  Each executive officer serves at the discretion of the Board of Directors, except that, effective in January 1995, the Company entered into employment contracts with Messrs. Suttill and Boyd. Mr. Suttill's contract provides for annual compensation of not less than $200,000 if his employment is terminated for any reason other than death, disability or cause, as defined in the contract. Mr. Suttill's contract was automatically renewed for one-year periods on January 1, 1996 and 1997.

  See "Election of Directors - Executive Officers of the Company" for discussion regarding Mr. Boyd's termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company currently employs only two executive officers, the names of whom are set forth above under "Election of Directors - Executive Officers of the Company." Decisions regarding compensation of the Named Executive Officers are made by the Board of Directors, after giving consideration to recommendations made by the Compensation Committee.

  The Company's compensation policies are designed to provide a reasonably competitive level of compensation within the industry in order to attract, motivate, reward and retain experienced, qualified personnel with the talent necessary to achieve the Company's performance objectives. These objectives are to increase oil and gas reserves and to control costs, both objectives selected to increase shareholder value. These policies were implemented originally by the entire Board of Directors, and, following its establishment, were endorsed by the Compensation Committee. It is the intention of the Compensation Committee and the Board of Directors to balance compensation levels of the Company's Named Executive Officers, including the Chief Executive Officer, with shareholder interests. The incentive provided by stock options and bonuses, in particular, is intended to promote congruency of interests between the Named Executive Officers and the shareholders. Neither the Compensation Committee nor the Board of Directors, however, believes that it is appropriate to rely on a formulaic approach, such as profitability, revenue growth or return on equity, in determining Named Executive Officer compensation because of the nature of the Company's business. The Company's business objectives include overseeing a significant exploration and development effort in Colombia and the maintenance of oil and gas production levels and offshore operations in the United States. Success in one such area is not measurable by the same factors as those used in the other. Accordingly, the Compensation Committee and the Board of Directors rely primarily on their assessment of the success of the Named Executive Officers, including the Chief Executive Officer, in fulfilling the Company's performance objectives. The Board of Directors also considers the fact that the Company competes with other oil and gas companies for qualified executives and therefore it considers available information regarding compensation levels for executives of companies similar in size to the Company.

  Compensation for the Company's Named Executive Officers during 1996 was comprised of salary and matching employer contributions made pursuant to the Company's 401(k) Plan and, in the case of Mr. Boyd, an amount agreed to in connection with his termination. There were no bonuses paid to the Named Executive Officers during or for 1996. The Company's 401(k) Plan is generally available to all employees after one year of service. The Company makes matching contributions of 50% of the amount deferred by the employee, up to 3% of an employee's annual salary.

                                       Compensation Committee

                                       J.J. Lee
                                       E. Roosevelt, Jr.
                                       J.E. Tracey

PERFORMANCE GRAPH

  The following line-graph presentation compares five-year cumulative shareholder returns on an indexed basis with a broad equity market index and a published industry index. The Company has selected the American Stock Exchange Market Value Index as a broad equity market index, and the SIC Index "Crude Petroleum and Natural Gas" as a published industry index.

              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN OF THE
                    COMPANY, INDUSTRY INDEX AND BROAD MARKET

                              FISCAL YEAR ENDING
--------------------------------------------------------------------------------
COMPANY                   1991     1992      1993      1994      1995      1996
AVIVA PETROLEUM INC.       100      9.40     20.24     24.82     21.20     18.80
INDUSTRY INDEX             100     94.95    113.13    118.56    130.39    173.38
BROAD MARKET               100    101.37    120.44    106.39    137.13    144.70


                                PROPOSAL NO. 2

                        AMENDMENT OF STOCK OPTION PLAN

GENERAL

  On June 6, 1995, at the Annual Meeting of Shareholders, the shareholders approved the adoption of the Aviva Petroleum Inc. 1995 Stock Option Plan (the "Plan"). At this Annual Meeting, the stockholders will be asked to approve an amendment to the Plan (the "Amendment"). A copy of the Plan, which includes the Amendment, is attached hereto as Appendix A.

THE AMENDMENT

  The Plan, as approved by the stockholders in 1995, included provisions authorizing the award of options with respect to up to 200,000 shares of Common Stock to non-employee directors and that each of the non-employee directors (five at that time), as well as each newly elected non-employee director, be awarded options to purchase 30,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant, to vest at the rate of 10,000 shares per year. Options relating to an aggregate of 150,000 shares were, in fact, awarded to the non-employee directors then in office.

  The Amendment would increase the 200,000 shares reserved for options to be awarded to non-employee directors (of which only 50,000 remain) to 400,000. In addition, the Amendment would provide for the grant, on July 1, 1997 and on each subsequent July 1, to each non-employee director who had served in such capacity for at least the entire preceding calendar year of an option to purchase 5,000 shares of Common Stock (the "Annual Option Awards"), exercisable as to 2,500 shares on the first anniversary of the date of grant and as to the remaining shares on the second anniversary thereof. Except for the vesting provisions relating to the Annual Option Awards, the provisions of the Plan relating to vesting of such options, the determination of the exercise prices thereof and other terms of such options would remain unchanged. The principal purpose of such increase would be to provide sufficient shares to allow for grants of initial 30,000 share options to new directors and for the Annual Option Awards to non-employee directors. There is no present intention to award any options, other than the Annual Option Awards, to the non-employee directors currently in office.

DESCRIPTION OF THE PLAN AS AMENDED

  Under the Plan, as amended by the Amendment, options and restricted stock may be granted. Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options, which are not intended to qualify for incentive stock option treatment. Under the Plan, incentive stock options, non-qualified stock options or restricted stock may be granted to employees of or consultants to the Company or a parent or subsidiary of the Company. Under the Plan, non-employee directors of the Company will receive non-qualified stock options pursuant to non-discretionary grants.

  The Plan is administered by a committee (the "Committee") composed of at least two outside directors of the Company, who are disinterested within the meaning of Rule 16b-3(c) under the Exchange Act. Except as indicated below and except for non-discretionary grants to non-employee directors, the Committee has authority to determine all terms and provisions under which options are granted pursuant to the Plan, including (i) the determination of which employees may be eligible to receive options, (ii) the number of shares for which an option may be granted and (iii) the terms and conditions upon which options may be granted. Options will vest at such times and under such conditions as determined by the Committee, as permitted under the Plan. An aggregate of up to 1,000,000 shares of Common Stock may be issued upon exercise of stock options or in connection with restricted stock awards that may be granted under the Plan, of which options for an aggregate of 20,000 shares of Common Stock have heretofore been awarded to employees and options for an aggregate of 150,000 shares of Common Stock have heretofore been awarded to five non-employee directors. As of March 12, 1997, the last sale price per Depositary Share (each of which represents the beneficial ownership of five shares of Common Stock) on the American Stock Exchange was $3.13.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable in any calendar year by a participant in the Plan may not exceed $100,000. The maximum number of shares of Common Stock which may be subject to an option or restricted stock grant awarded to a participant in a calendar year cannot exceed 100,000. Incentive stock options granted under the Plan may not be granted at a price less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of incentive stock options granted to participants in the Plan holding 10% or more of the voting stock of the Company). Non-qualified stock options may not be granted at a price less than 50% of the fair market value of the Common Stock on the date of grant.

  Each newly elected non-employee director shall receive an option to purchase 30,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant. In addition, under the provisions added by the Amendment, each non-employee director who served in such capacity for the entire preceding calendar year will receive on July 1, 1997 and on each July 1 thereafter, an option to purchase 5,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant. The non-discretionary options have a term of 10 years and, except for the Annual Option Awards, vest at the rate of 10,000 shares per year, commencing one year after the date of grant. Annual Option Awards vest at the rate of 2,500 shares on each of the first two anniversaries of the date of grant. As provided in the Amendment, no more than 400,000 shares of Common Stock may be purchased under such non-discretionary options.

  An option granted under the Plan is not transferable by the option holder except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
The Committee shall designate, and may accelerate, the time or times within which each option shall be exercisable, other than in the case of options awarded to non-employee directors of the Company. If termination is due to death or disability, the Committee shall determine the effect of such event upon the exercisability of an option.

  The Committee may award restricted stock grants to employees of and consultants to the Company, subject to the Plan and such terms and restrictions as the Committee determines. The Committee may, but is not required to, award restricted stock grants subject to the attainment of "performance goals" within the meaning of Section 162(m) of the Code.

TAX CONSEQUENCES

  NON-QUALIFIED STOCK OPTIONS. As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-qualified stock option such as those under the Plan and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-qualified stock option, the optionee will be treated as recognizing ordinary income in the year of exercise, which, in the case of an option, is an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon the exercise of a non-qualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as ordinary income is recognized to the optionee, assuming federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares, the difference between the amount realized on the disposition and the basis of the stock (exercise price plus any ordinary income recognized) should qualify as long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year prior to disposition and whether the amount realized exceeds the basis. If the shares purchased upon the exercise of an option are non-transferable and subject to a substantial risk of forfeiture, then the taxable income realized by the optionee, unless the optionee elects otherwise pursuant to Section 83(b) of the Code, and the Company's tax deduction should be deferred and measured at the fair market value of the shares at the time the stock becomes transferable or the risk of forfeiture lapses. The restriction imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a transfer restriction during the period prescribed thereby.

  INCENTIVE STOCK OPTIONS. The incentive stock options are intended to constitute "incentive stock options" within the meaning of Section 422(b) of the Code. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option. However, the optionee must generally include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If the optionee does not dispose of shares acquired pursuant to the exercise within a two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "Holding Periods"), the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. Upon disposition of the shares after the Holding Periods, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. If the Holding Periods are not satisfied at the time of sale, the optionee will be treated as having received, at the time of disposition, ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock on the date of exercise or the sale price of the stock. Any gain realized in excess of the ordinary income recognized by the optionee would be treated as short-term or long-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee.

  RESTRICTED STOCK GRANTS. As a general rule, no federal income tax is imposed on the recipient of a restricted stock grant and the Company is not entitled to a tax deduction by reason of such a grant, assuming the restricted stock grant is non-transferable and subject to a substantial risk of forfeiture. Generally, upon the lapse of the restriction (and the substantial risk of forfeiture), the recipient will be treated as recognizing ordinary income in the year in which the restriction lapses and the Company should be entitled to a corresponding deduction. The amount of income recognized by the recipient, and the amount of the deduction by the Company, will be the fair market value of the Common stock upon the lapse of the restriction. Upon subsequent disposition of the shares, the difference between the amount realized upon the disposition and the basis of the stock (the ordinary income recognized upon the lapse of the restrictions) should qualify as long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year prior to disposition and whether the amount realized exceeds the basis. The recipient of a restricted stock grant may make an election under Section 83(b) of the Code to include in gross income the fair market value of the restricted stock (without regard to the restrictions) in the year of the transfer to the recipient. If such an election is made, the Company should receive a corresponding deduction in the same amount and year. Upon a subsequent disposition of the shares, the difference between the amount realized and the basis of the stock (the ordinary income recognized upon the Section 83(b) election) should qualify as long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year and whether the amount realized exceeds the basis.

  Under Section 162(m), as enacted by the Omnibus Budget Reconciliation Act of 1993, for tax years beginning on or after January 1, 1994, publicly held corporations cannot deduct compensation payments made to certain employees for federal income tax purposes to the extent that the employee's compensation exceeds $1 million. The employees covered by this provision include the chief executive officer of the corporation and the four other most highly compensated officers for the taxable year. In the case of stock options, the $1 million deduction limitation does not apply to the extent that such compensation is based on performance goals if (i) the performance goals are established by a compensation committee that is comprised solely of two or more outside directors and (ii) the material terms of the compensation are disclosed to the shareholders of the corporation and approved by majority vote of the shareholders before the compensation is paid. To ensure that the options granted under the Plan qualify for the performance-based exception described above, the Plan provides that the Compensation Committee shall consist of two or more "outside directors," within the meaning of Section 162(m).

  For complete information with respect to the Plan, as proposed to be amended by the Amendment, see the Plan as attached hereto as Appendix A.

  The Company's stockholders are asked to consider and adopt the Amendment. AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IS REQUIRED FOR APPROVAL. An abstention would have the same legal effect as a vote against the Amendment, and each "broker non-vote" would reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the Amendment. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. The Board of Directors recommends that the stockholders vote in favor of adoption of the Amendment. Proxies returned by stockholders will be voted FOR the proposal unless authority to vote is withheld.

                                PROPOSAL NO. 3

                                   AMENDMENT
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                  TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK

  The Board of Directors of the Company has adopted a resolution approving and recommending to the stockholders for their approval, an amendment (the "Charter Amendment") to Article Four of the Amended and Restated Articles of Incorporation of the Company to provide for a new class of preferred stock (the "Preferred Stock"). If the Charter Amendment is approved by the stockholders, 10,000,000 shares of Preferred Stock would be issuable from time to time in such series and having such designations, preferences, limitations and relative rights as the Board of Directors may determine. The complete text of Article Four of the Amended and Restated Articles of Incorporation of the Company, in the form in which it is proposed for adoption by the stockholders, is attached hereto as Appendix B.

DESCRIPTION OF THE CHARTER AMENDMENT

  The Charter Amendment would authorize a class of preferred stock for which the designations, preferences, limitations, and relative rights, including voting rights, thereof are determined by the Board of Directors. If the Charter Amendment is adopted by the stockholders, the Board of Directors will be authorized, without the necessity of further action or authorization by the stockholders (unless required in a specific case by applicable law, regulation or stock exchange rule), to cause the Company to issue up to 10,000,000 shares of Preferred Stock from time to time in one or more series and to fix by resolution the designation, preferences, limitations and relative rights of each series of such class of Preferred Stock.

  The Charter Amendment would authorize the Board of Directors to determine, among other things, with respect to each series of Preferred Stock that may be issued: (i) the distinctive designation of such series and the number of shares constituting such series; (ii) the dividend rate on the shares of such series, whether such dividends, if any, shall be cumulative, partially cumulative or noncumulative and, if cumulative or partially cumulative, the date or dates from which dividends shall accumulate; (iii) whether the shares of such series shall have voting rights in addition to those provided by law and, if so, the terms thereof; (iv) whether the shares of such series shall have a privilege of conversion into shares of any other class or series of capital stock and, if so, the terms thereof; (v) whether the shares of such series shall be redeemable at the option of the Company, the holder or another person or upon the occurrence of a designated event and, if so, the terms thereof; (vi) whether the shares of such series shall be subject to any repurchase obligation of the Company and, if so, the terms thereof; (vii) whether the shares of such series shall be redeemable through the operation of a sinking fund and, if so, the terms thereof; (viii) whether the shares of such series shall have any preference over any other class or series of capital stock of the Company as to the payment of dividends or in the assets of the Company upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; (ix) whether the shares of such series shall be exchangeable at the option of the Company, the holder or another person or upon the occurrence of a designated event for capital stock or other securities of one or more domestic or foreign corporations or for other property; (x) whether the shares of such series shall include any restriction or limitation on the ability of the Company to create additional indebtedness or issue additional Preferred Stock or other capital stock ranking on a parity with, or prior to, such series with respect to the payment of dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; or (xi) whether the shares of such series shall include any restriction or limitation on the ability of the Company to issue, pay or make dividends or distributions with respect to, or acquire or redeem any shares of capital stock ranking junior to, the Preferred Stock or any other series thereof with respect to the payment of dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Holders of Common Stock have no preemptive rights to purchase or otherwise acquire any Preferred Stock that may be issued in the future.

REASONS FOR ADOPTION OF THE CHARTER AMENDMENT

  The ability of the Board of Directors to issue one or more series of Preferred Stock will provide the Company with additional financial flexibility. Preferred Stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes could include, without limitation, issuance in public or private sales for cash as a means of obtaining capital for use in the business and operations of the Company, issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties, and issuance under employee benefit plans.

  The authorized shares of the Preferred Stock, as well as shares of Common Stock, will be available for issuance without further action by the stockholders of the Company, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the securities of the Company may be listed or traded. The American Stock Exchange currently requires stockholder approval as a prerequisite to listing shares in several instances, including acquisitions of the stock or assets of another person in which the present or potential issuance of shares of Common Stock, or securities convertible into Common Stock, could result in an increase in the number of shares of Common Stock outstanding of 20% or more. If the approval of the stockholders of the Company is not required for the issuance of shares of Preferred Stock, the Board of Directors may determine not to seek stockholder approval.

  Until the Board of Directors determines the respective rights of the holders of one or more series of Preferred Stock, it is not possible to state the actual effect of the authorization of the Preferred Stock upon the rights of holders of Common Stock. Typical effects of such issuance could include, however: (a) reduction of the amount otherwise available for payment of dividends on Common Stock if dividends are payable on Preferred Stock, (b) restrictions on dividends on Common Stock if dividends on the Preferred Stock are in arrears, (c) dilution of the voting power of Common Stock if the Preferred Stock has voting rights and
(d) restriction of the rights of holders of Common Stock to share in the assets of the Company upon liquidation until satisfaction of any liquidation preference granted to the holders of Preferred Stock. The dividend and liquidation rights of holders of Common Stock will generally be subordinate to the rights of holders of Preferred Stock.

  The Company does not presently have any plans, intentions, agreements, understandings or arrangements that will or could result in the issuance of any Preferred Stock.

CERTAIN POTENTIAL ANTI-TAKEOVER EFFECTS

  In recommending the Charter Amendment, the Board of Directors does not perceive it to be or intend it to function as an anti-takeover provision. The Preferred Stock could, however, depending on the terms of any series thereof, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. For example, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be sold privately to purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider an action of such entity or person not to be in the best interests of the stockholders and the Company.

  Nevertheless, the Board of Directors has no present intention of issuing any shares of Preferred Stock for any anti-takeover purpose. Neither the management of the Company nor the Board of Directors is aware of any existing or planned effort on the part of any party pursuant to which such party would, without the consent of the Board of Directors, accumulate material amounts of any class of its capital stock, acquire control of the Company by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise or change the management of the Company.

REQUIRED VOTE AND BOARD OF DIRECTORS RECOMMENDATION

  THE APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE RECORD DATE OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. Accordingly, under Texas law and the Amended and Restated Articles of Incorporation and by-laws of the Company, abstentions and broker non-votes would have the same legal effect as a vote against this proposal, even though this may not be the intent of the person voting or giving the proxy.

  The shares represented by the proxies solicited by the Board of Directors will be voted as directed on the form of proxy or, if no direction is indicated, will be voted FOR the approval of this proposal.

  The Board of Directors recommends voting FOR this proposal.

                                 PROPOSAL NO. 4

                         INDEPENDENT PUBLIC ACCOUNTANTS

  The Company's shareholders are asked to consider and ratify the Board of Directors' re-appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the purpose of auditing and reporting on the financial statements of the Company for the fiscal year ending December 31, 1997. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. At that time, such representatives will have an opportunity to make a statement, if they desire to do so, and will be able to respond to appropriate questions.

  AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IS REQUIRED FOR APPROVAL. An abstention would have the same legal effect as a vote against the Amendment, and each "broker non-vote" would reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the Amendment. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

The Board of Directors recommends that the shareholders vote in favor of the re-appointment of KPMG Peat Marwick LLP as independent auditors of the Company. Proxies returned by shareholders will be voted FOR the approval of KPMG Peat Marwick LLP as independent auditors of the Company unless authority to vote is withheld.

                              FINANCIAL STATEMENTS

  The Company's Annual Report on Form 10-K for the year ended December 31, 1996, including the audited financial statements contained therein, is being mailed herewith to all shareholders entitled to vote at the Annual Meeting. The Annual Report on Form 10-K does not constitute a part of the proxy soliciting material.

                            SHAREHOLDERS' PROPOSALS

  Shareholders' proposals intended for inclusion in the Proxy Statement solicited by the Company for the 1998 Annual Meeting of Shareholders must be received at the Company's executive offices not later than December 30, 1997. The by-laws of the Company do not require the inclusion in its Proxy Statement or form of proxy of a shareholder proposal which is received after that date. A shareholder proposal which otherwise fails to meet requirements for shareholders' proposals established by regulations of the SEC will not be included in the Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

  The Company's Annual Report on Form 10-K, as filed with the SEC, is available upon request and may be obtained by writing to: Aviva Petroleum Inc., 8235 Douglas Avenue, Suite 400, Dallas TX 75225, Attention: Ronald Suttill.

                                 OTHER BUSINESS

  The Board of Directors is not aware of any matter to be brought before the Annual Meeting other than those specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy by the Board of Directors will vote all proxies which have been properly executed. If any matters not set forth in the Notice of Annual Meeting are properly brought before the Annual Meeting, such persons will vote thereon in accordance with their judgment.

                                          By Order of the Board of Directors



                                          Ronald Suttill
                                          President

                                                                      APPENDIX A

            AVIVA PETROLEUM INC. 1995 STOCK OPTION PLAN, AS AMENDED


                                  SECTION 1.
                                    PURPOSE
                                    -------

     The purposes of this Aviva Petroleum Inc. 1995 Stock Option Plan, as amended (this "Plan"), are to attract and retain the best available employees and directors of, and consultants to, Aviva Petroleum Inc. (the "Company") and any Parent or Subsidiary of the Company (each as hereinafter defined), to provide additional incentive to such persons and to promote the success of the business of the Company. This Plan is intended to comply with Rule 16b-3 under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3"), and this Plan shall be construed, interpreted and administered so as to comply.

                                  SECTION 2.
                               OTHER DEFINITIONS
                               -----------------

     As used in this Plan:

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee or other committee appointed by the Board, which shall consist of two or more outside directors within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c) under the Exchange Act, or any successor provision.

     "Common Stock" means the Common Stock, without par value, of the Company.

     "Depositary Shares" shall mean the Depositary Shares issued pursuant to that certain Depositary Agreement dated September 15, 1994 between the Company and Chemical Shareholder Services Group, Inc. in exchange for Common Stock deposited with the Depositary thereunder, each of which, at the date of amendment of this Plan, represents beneficial ownership of five (5) shares of Common Stock.

     "Effective Date" means January 1, 1995.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Fair Market Value" means, with respect to the Common Stock and at any date, (i) the average of (a) the reported closing price per share on such date of the Depositary Shares on the American Stock Exchange, divided by the number of shares of Common Stock then represented by each Depositary Share, or, if the Common Stock is then listed on such exchange or any other established stock exchange or the Nasdaq Stock Market, then the closing price per share of Common Stock on such date or, if, in either case no sale of such shares occurred on such date on such exchange or market, then on the next preceding date on which there was such a sale and (b) the middle market price per share of Common Stock on the London Stock Exchange on such date or if no sale of such stock shall have been reported on that date, the next preceding date on which there was such a sale, with such price converted from Pounds Sterling to U.S. Dollars at the exchange rate published in the Wall Street Journal for transactions occurring on such date, (ii) if the Common Stock or Depository Shares are not then listed on both (a) a national stock exchange or the Nasdaq Stock Market and (b) the London Stock Exchange, then the price as determined pursuant to clause (a) or (b) of clause (i) of this definition, whichever is applicable, (iii) if such stock is not then listed on any such exchange or market, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on such date, or (iv) if such stock is not then listed on any such exchange or market or quoted on NASDAQ, an amount determined in good faith by the Committee in its sole discretion.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under this Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Non-Employee Director" means a director of the Company who is not an employee of the Company or any Parent or Subsidiary of the Company.

     "Non-Qualified Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under this Plan that is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     "Participant" means a person selected by the Committee to receive an award under this Plan and Non-Employee Directors.

     "Restricted Stock" means Common Stock awarded to a Participant subject to restrictions pursuant to this Plan.

     "Restricted Stock Grant" means an award of shares of Restricted Stock.

     "Section 16 Participant" means a Participant subject to Section 16 of the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                  SECTION 3.
                                ADMINISTRATION
                                --------------

     (a) Committee Authority; Delegation.  This Plan shall be administered by
         -------------------------------
the Committee. Among other things, the Committee shall have authority, subject to the terms of this Plan (including, without limitation, the provisions governing participation in this Plan by Non-Employee Directors), to grant awards under this Plan and to determine the individuals to whom and the time or times at which awards may be granted, the type(s) of award(s) to be granted to such individuals pursuant to this Plan and the terms and conditions of such awards; provided, however, that the maximum number of shares of Common Stock which may be subject to all Options and Restricted Stock Grants awarded to a Participant during any calendar year may not exceed 100,000 (subject to adjustment pursuant to Section 5(b) hereof). All administrative powers may be delegated by the Committee, except where (i) such powers with respect to the selection of and determination of awards for Section 16 Participants are required to be exercised by the Committee in order to enable this Plan to qualify for the exemption provided by Rule 16b-3 or (ii) such delegation would cause the benefits under this Plan to "covered employees" within the meaning of Section 162(m) of the Code not to qualify as performance-based compensation within the meaning of
Section 162(m) of the Code and applicable interpretive authority thereunder.

     (b) Actions of Committee.  Subject to the provisions of Section 10(e)
         --------------------
hereof, the Committee shall have authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of this Plan as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Option Agreement or Restricted Stock Agreement (each as hereinafter defined), and to decide all disputes arising in connection with this Plan. The Committee's decisions and interpretations shall be final and binding. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     (c) Indemnification.  The Company shall indemnify and hold harmless each
         ---------------
director of the Company and each Committee member for any action or determination made in good faith with respect to this Plan or any Option Agreement or Restricted Stock Agreement.

                                 SECTION 4.
                                 ELIGIBILITY
                                 -----------

     The following individuals shall be eligible to receive awards pursuant to this Plan as follows:

     (a) Any key employee (including any officer or director who is a key employee) of the Company or any Parent or Subsidiary of the Company shall be eligible to receive Incentive Stock Options under this Plan. Any key employee (including any officer or director who is a key employee) of the Company or any Parent, Subsidiary or other affiliate of the Company shall be eligible to receive Non-Qualified Stock Options and Restricted Stock Grants under this Plan. Eligible key employees may receive more than one Option or Restricted Stock Grant under this Plan.

     (b) Any Non-Employee Director of the Company shall be eligible to receive Options only as set forth in Section 8 hereof.

     (c) Any non-employee consultant of the Company or any Parent, Subsidiary or other affiliate of the Company shall be eligible to receive Non-Qualified Stock Options and Restricted Stock Options under this Plan.

                                  SECTION 5.
                        STOCK AVAILABLE UNDER THIS PLAN
                        -------------------------------

     (a) Number of Shares Available.  Subject to any adjustments made pursuant
         --------------------------
to Section 5(b) hereof, the aggregate number of shares of Common Stock that may be delivered pursuant to the exercise of all Options granted and pursuant to all Restricted Stock Grants awarded under this Plan shall be one million, of which no more than 400,000 shares may be delivered pursuant to, and the exercise of Options awarded to Non-Employee Directors in accordance with, the provisions of
Section 8 hereof. If any Option expires or is terminated before exercise or if any portion of any Restricted Stock Grant is forfeited for any reason, the shares of Common Stock which were subject to but were either forfeited to the Company or not delivered under such Option or Restricted Stock Grant, and any other shares of Common Stock that for any other reason are not issued to a Participant, shall again be available for award under this Plan as if no Option or Restricted Stock Grant had been awarded with respect to such shares. Awards under this Plan may be fulfilled with either authorized and unissued shares of Common Stock or issued and reacquired shares of Common Stock held in the treasury.

     (b) Adjustment.  In the event of a stock dividend, stock split or
         ----------
combination of shares of Common Stock, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate and proportionate adjustment shall be made in (i) the number and kind of shares of stock in respect of which Options or Restricted Stock Grants may be awarded under this Plan, (ii) the number and kind of shares of stock or other property subject to outstanding Options and Restricted Stock Grants and (iii) the award, exercise or conversion price with respect to any of the foregoing. If the Committee determines in its sole discretion that any extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or issuance of warrants or rights offering to sell Common Stock at a price substantially below fair market value, or other similar transaction, affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan to Participants other than Non-Employee Directors, the Committee shall have the right to adjust equitably any or all of (i) the number and kind of shares of stock in respect of which Options or Restricted Stock Grants may be awarded under this Plan to Participants other than Non-Employee Directors, (ii) the number and kind of shares of stock or other property subject to outstanding Options and Restricted Stock Grants held by Participants other than Non-Employee Directors and (iii) the award, exercise or conversion price with respect to any of the foregoing held by Participants other than Non-Employee Directors.

                                  SECTION 6.
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     (a) Grants of Options.  Subject to the provisions of this Plan, the
         -----------------
Committee may award Incentive Stock Options and Non-Qualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under this Plan be so exercised, so as to disqualify this Plan or, without the consent of the Participant, any Incentive Stock Option granted under this Plan, under Section 422 of the Code. Each grant of an Option may be made alone or in combination with, in addition to or in relation to any other award authorized by this Plan. The terms of each Option need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by this Plan or a particular Option Agreement, any determination with respect to an Option may be made by the Committee at the time of award or at any time thereafter.

     (b) Agreement in Writing; Provisions.  Each Option under this Plan shall be
         --------------------------------
evidenced by a written agreement (each, an "Option Agreement") delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable tax and regulatory laws and accounting principles. Each Option Agreement shall specify whether the Option(s) granted thereby are Incentive Stock Options or Non-Qualified Stock Options. Each Option Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          (i) Shares Granted.  Each Option Agreement shall specify the number of
              --------------
     Incentive Stock Options and/or Non-Qualified Stock Options being granted; one Option shall be deemed granted for each share of stock. In addition, each Option Agreement shall specify the option price and the exercisability and/or vesting schedule of such Options, if any.

          (ii) Other Terms.  Each Option Agreement may contain such other terms,
               -----------
     provisions and conditions not inconsistent with this Plan as may be determined by the Committee, including, without limitation, discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

     (c) Option Price.  The option price per share of Common Stock purchasable
         ------------
under an Option shall be determined by the Committee, but (i) in the case of an Incentive Stock Option, such option price shall not be less than the Fair Market Value of the Common Stock on the date of grant, and (ii) in the case of a Non-Qualified Stock Option, such option price shall not be less than 50% of the Fair Market Value of the Common Stock on the date of grant. If the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company and an Incentive Stock Option is granted to such Participant, the option price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant.

     (d) Method of Payment.  The purchase price for any share of Common Stock
         -----------------
purchased pursuant to the exercise of any Option granted under this Plan shall be paid in full upon exercise of the Option by any of the following methods, to the extent permitted under the particular Option Agreement: (i) by cash, (ii) by check or (iii) by transferring to the Company shares of Common Stock at their Fair Market Value as of the date of exercise of the Option. In the cases of clauses (i) and (ii), such payments shall be made in U.S. currency. Notwithstanding the foregoing, the Company may arrange for or cooperate in permitting cashless exercise procedures and may extend and maintain, or arrange for the extension and maintenance of, credit to a Participant to finance the Participant's purchase of shares pursuant to the exercise of Options, on such terms as may be approved by the Committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

     (e) Termination.  No Option shall be exercisable more than ten years after
         -----------
the date the Option is awarded. If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company and an Incentive Stock Option is awarded to such Participant, such Option shall not be exercisable after the expiration of five years from the date of award.

     (f) Exercise.  No Option shall be exercisable during the lifetime of a
         --------
Participant by any person other than the Participant or his or her guardian or legal representative. The Committee shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise of each Option, other than, in each case, Options awarded or to be awarded to Non-Employee Directors. To the extent that a Participant has the right to exercise one or more Options and purchase shares pursuant thereto, the Option(s) may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment of the option price for such shares. Any certificate for shares of outstanding Common Stock used to pay the option price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the Participant in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the Participant to the Company's transfer agent with respect to the disposition of the balance of the shares covered thereby.

     (g) Disability, Death, Retirement or Other Termination.  The Committee
         --------------------------------------------------
shall determine the effect on an Option (other than an Option awarded or to be awarded to a Non-Employee Director) of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or designated beneficiary may exercise rights thereunder.

     (h) No Deemed Termination.  For purposes of this Section 6, the following
         ---------------------
events shall not be deemed a termination of employment of a Participant:

          (i) a transfer to the employment of the Company from a Subsidiary of the Company or from the Company to a Subsidiary of the Company, or from one Subsidiary of the Company to another; or

          (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

For purposes of this Plan, employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such Subsidiary ceases to be a Subsidiary of the Company.

     (i) Nontransferability.  No Option or interest therein or right thereunder
         ------------------
shall be transferable by a Participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder; provided, however, that any transfer of Incentive Stock Options pursuant to a qualified domestic relations order must be subject to receipt by the Company of evidence of compliance with Section 422 of the Code.

     (j) Fractional Shares.  The Company shall not be required to issue
         -----------------
fractional shares of

Common Stock upon the exercise of an Option. The value of any fractional share of Common Stock subject to an Option shall be paid in cash in connection with the exercise that results in all full shares subject to the grant having been exercised, based on the Fair Market Value of the Common Stock on the date of such exercise.

     (k) $100,000 Limit for Incentive Stock Options.  If required by applicable
         ------------------------------------------
tax rules regarding a particular grant, to the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option grant under this Plan (when aggregated, if appropriate, with shares of Common Stock subject to other Incentive Stock Option grants made before said grant under this Plan or any other plan maintained by the Company or any Parent or Subsidiary of the Company) is exercisable for the first time by a Participant during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such Option grant shall be treated as a grant of Non-Qualified Stock Options pursuant to Code Section 422(d).

     (l) Disposition of Incentive Stock Options.  A Participant shall notify the
         --------------------------------------
Committee if he or she disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he or she received Common Stock upon the exercise of an Incentive Stock Option.

     (m) Option Modification.  The Committee may amend, modify or terminate any
         -------------------
outstanding Option held by a Participant other than a Non-Employee Director, including substituting therefor another Option of the same or a different type, changing the date of exercise or vesting and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines in its sole discretion that the action, taking into account any related action, would not materially and adversely affect the Participant (subject to Section 6(a) hereof or unless such change is required in order to cause the benefits under this Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

                                  SECTION 7.
                TERMS AND CONDITIONS OF RESTRICTED STOCK GRANTS
                -----------------------------------------------

     (a) Restricted Stock Grants.  Subject to the provisions of this Plan, the
         -----------------------
Committee may award Restricted Stock Grants and determine the number of shares of Restricted Stock covered by such Grant, the restrictions thereon (which may include, without limitation, restrictions on the transfer of such shares, restrictions on the right to vote such shares and restrictions on the right to receive dividends on such shares), the time or times at which and the conditions upon which such restrictions shall lapse, and the other terms and conditions applicable to such Grant. Each Restricted Stock Grant may be made alone or in combination with, in addition to or in relation to any other award authorized by this Plan. The terms of each Restricted Stock Grant need not be identical, and the Committee need not treat Participants uniformly.

Except as otherwise provided by this Plan or a particular Restricted Stock Agreement, any determination with respect to a Restricted Stock Grant may be made by the Committee at the time of award or at any time thereafter. The Committee may, but shall not be required to, award Restricted Stock Grants based upon the attainment of one or more "performance goals" within the meaning of
Section 162(m) of the Code and applicable interpretive authority thereunder.

     (b) Agreement in Writing; Provisions.  Each Restricted Stock Grant shall be
         --------------------------------
evidenced by a written agreement (each, a "Restricted Stock Agreement") delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or comply with applicable tax and regulatory laws and accounting principles. Each Restricted Stock Agreement may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          (i) Shares Awarded.  Each Restricted Stock Agreement shall specify the
              --------------
     number of shares of Restricted Stock being awarded pursuant to the applicable Grant and the schedule for the lapse of the restrictions on the shares subject to such Restricted Stock Grant.

          (ii) Other Terms.  Each Restricted Stock Agreement may contain such
               -----------
     other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Committee, including, without limitation, discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

     (c) Delivery of Shares.  Each share of Restricted Stock, when issued, shall
         ------------------
be issued in the name of the Participant and the certificate evidencing such share shall be deposited with the Company, together with a stock power duly endorsed in blank, upon such issuance and continuing until all applicable restrictions on such share shall have lapsed.

     (d) Disability, Death, Retirement or Other Termination.  The Committee
         --------------------------------------------------
shall determine the effect on a Restricted Stock Grant (other than a Restricted Stock Grant awarded or to be awarded to a Non-Employee Director) of the disability, death, retirement or other termination of employment of a Participant. For purposes of this Section 7, (i) the events described in
Section 6(h) shall not be deemed a termination of employment of a Participant and (ii) employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such Subsidiary ceases to be a Subsidiary of the Company.

     (e) Nontransferability.  Prior to the lapse of all restrictions thereon, no
         ------------------
share of Restricted Stock or interest therein or right thereunder shall be transferable by a Participant otherwise than by will or the laws of descent and distribution.

     (f) Restricted Stock Grant Modification.  The Committee may amend, modify
         -----------------------------------
or
terminate any outstanding Restricted Stock Grant held by a Participant other than a Non-Employee Director, including substituting therefor another Restricted Stock Grant of the same or a different type and changing the time or times at which any restrictions shall lapse, provided that the Participant's consent to such action shall be required unless the Committee determines in its sole discretion that the action, taking into account any related action, would not materially and adversely affect the Participant (unless such change is required in order to cause the benefits under this Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

                                  SECTION 8.
                           NON-DISCRETIONARY GRANTS
                           TO NON-EMPLOYEE DIRECTORS
                           -------------------------

     Notwithstanding any other provision of this Plan, Non-Employee Directors shall participate in this Plan only to the extent set forth in this Section 8. The provisions of this Plan applicable to Options granted or to be granted to Non-Employee Directors are intended to comply with the provisions of Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, and such provisions shall be construed, interpreted and administered so as to comply. The Committee shall have no authority to take any action, and shall not take any action, if the authority to take such action, or the taking of such action, would result in noncompliance with such provisions.

     (a)  Automatic Grant of Options.
          --------------------------

          (i) Date of Grant; Number of Shares.  On March 15, 1995, each Non-
              -------------------------------
Employee Director shall receive the grant of a Non-Qualified Stock Option to purchase 30,000 shares of Common Stock. Thereafter, on the date upon which a new Non-Employee Director is first elected or appointed a member of the Board, he or she shall receive the grant of a Non-Qualified Stock Option to purchase 30,000 shares of Common Stock. On July 1, 1997 and on each subsequent July 1, each Non-Employee Director who served in such capacity for the entire preceding calendar year shall receive the grant of a Non-Qualified Stock Option to purchase 5,000 shares of Common Stock.

          (ii) Term.  The term of each Option granted to a Non-Employee Director
               ----
shall be ten years from its date of grant, unless sooner terminated or extended in accordance with Section 8(a)(iv) below.

          (iii)  Option Price.  The option price of the shares of Common Stock
                 ------------
subject to each Option granted to a Non-Employee Director shall be the Fair Market Value of such shares on the date the Option is granted.

          (iv) Exercise after Death or Other Termination.  If a Non-Employee
               -----------------------------------------
Director ceases to be a director of the Company, such Non-Employee Director's Options shall be exercisable by him only during the 36 months following the date such person ceases to be a director, except that:

               (A) if a Non-Employee Director dies while serving as a director, such Non-Employee Director's Options shall be exercisable by his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the 36 months following his or her death; and

               (B) notwithstanding the foregoing, a Non-Employee Director's Options shall terminate immediately on the date that such person is removed as a director for cause. For purposes of this Section 8, a Non-Employee Director shall be considered to have been dismissed "for cause" in the event he or she is dismissed on account of any act of (x) fraud or intentional misrepresentation or (y) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary of the Company.

          (v) Vesting.  A Non-Employee Director's Option to purchase 30,000
              -------
shares of Common Stock shall vest such that the Option to purchase 10,000 shares of Common Stock shall be exercisable by the Non-Employee Director one year after the date the Option is granted; the Option to purchase an additional 10,000 shares of Common Stock shall be exercisable two years after the date the Option is granted; and the Option to purchase an additional 10,000 shares of Common Stock shall be exercisable three years after the date the Option is granted. Each annual Option granted to a Non-Employee Director to purchase 5,000 shares of Common Stock shall vest such that the Option to purchase 2,500 shares of Common Stock shall be exercisable one year after the date the Option is granted and the Option to purchase the remaining 2,500 shares of Common Stock shall be exercisable two years after the date the Option is granted.

     (b) Adjustments.  The number and nature of shares subject to any Option
         -----------
held by a Non-Employee Director shall be subject to adjustment only to the extent set forth in the first sentence of Section 5(b) hereof.

     (c) Agreement in Writing.  Each Option granted to a Non-Employee Director
         --------------------
shall be evidenced by a writing signed by him or her specifying the terms and conditions thereof in accordance with this Section 8.

                                  SECTION 9.
                      ACCELERATION OF EXERCISABILITY AND
                      VESTING UNDER CERTAIN CIRCUMSTANCES
                      -----------------------------------

     (a) Acceleration.  In the event of a Change in Control of the Company, the
         ------------
Committee in its discretion may, with respect to any Option or Restricted Stock Grant (other than an Option awarded to a Non-Employee Director), at the time the Option or Restricted Stock Grant is awarded or at any time thereafter, take one or more of the following actions with respect to any such Change in Control:
(i) provide for the acceleration of any time period relating to the exercise or vesting of the Option or the lapse of any restrictions on shares of Restricted Stock; (ii) purchase any Option for an amount in cash that would have been received by a Participant as a result of (I) the exercise of the Option if the Option had then been currently exercisable in full followed by (II) the sale of the shares of Common Stock so acquired for the Fair Market Value thereof on the date of such Change in Control (without giving effect to any applicable income or other tax); (iii) adjust the terms of the Option or Restricted Stock Grant in such manner as may be determined by the Committee; (iv) cause the Option or Restricted Stock Grant to be assumed, or new rights substituted therefor, by another entity; or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

     (b) Change in Control.  A "Change in Control" shall be deemed to have
         -----------------
occurred at such time as any of the following events shall occur:

          (i) There is a report filed on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act disclosing that any person (for the purposes of this subparagraph (i) only, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange
     Act), including such person's Affiliates and Associates, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 35% or more of the then outstanding shares of Common Stock or other capital stock of the Company into which the Common Stock is reclassified or changed; provided, however, that a person shall not be deemed to be the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

          (ii) there shall be consummated any sale of all or substantially all of the assets of the Company, any share exchange involving the outstanding Common Stock or any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock (or such other capital stock) would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock (or such other capital stock) immediately prior to the merger have the same proportionate ownership, directly or indirectly, of the capital stock of the surviving corporation immediately after such merger as they had of the Common Stock (or such other capital stock) immediately prior to such merger; or

          (iii) there has occurred a failure, at any annual or special meeting of the Company's stockholders following an "election contest" subject to Rule 14a-11 promulgated under the Exchange Act, of any of the persons nominated by the Company to win election to seats on the Board, excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

     Notwithstanding the foregoing provisions of this Section 9(b), a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Stock (or such other capital stock) for or pursuant to the terms of any such employee plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Common Stock (or such other capital stock), whether in excess of 35% or otherwise.

     "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                                  SECTION 10.
                                 MISCELLANEOUS
                                 -------------

     (a) No Right of Employment.  No person shall have any claim or right to be
         ----------------------
awarded an Option or Restricted Stock Grant, and the award of an Option or Restricted Stock Grant shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under this Plan, except as expressly provided in the applicable Option or Restricted Stock Agreement.

     (b) Plan Not Exclusive.  Nothing contained in this Plan shall prevent the
         ------------------
Company from adopting other or additional compensation arrangements for its employees or directors.

     (c) No Rights as Stockholders.  Subject to the provisions of the applicable
         -------------------------
Option or Restricted Stock Agreement, no Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under this Plan until he or she becomes the record holder thereof.

     (d) Investment Representation.  The Committee may require, as a condition
         -------------------------
of receiving shares of Common Stock (including shares of Restricted Stock) issued pursuant to any Option or Restricted Stock Grant, that a Participant furnish to the Company such written representations and information as the Committee deems appropriate to permit the Company, in light of the existence or nonexistence of an effective Registration Statement under the Securities Act, to deliver such shares in compliance with the provisions of the Securities Act.

     (e) Section 16 Participants.  Notwithstanding any other provision of this
         -----------------------
Plan, in order
to qualify for the exemption provided by Rule 16b-3, (i) any shares of Restricted Stock or other equity security received by a Section 16 Participant pursuant to a Restricted Stock Grant and any Common Stock or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six months and one day after the date of award of the Restricted Stock Grant or Option and (ii) any Option or other right related to an equity security issued under this Plan that constitutes a "derivative security" within the meaning of Rule 16b-3(a)(2) under the Exchange Act, or any successor provision, shall not be transferable other than by will or the laws of descent and distribution. The Committee shall have no authority to take any action, and shall not take any action, if the authority to take such action, or the taking of such action, would disqualify this Plan from the exemption provided by Rule 16b-3.

     (f) Effectiveness.  This Plan shall become effective upon its approval by
         -------------
the Board, subject to approval by the stockholders of the Company. Prior to such stockholder approval, awards may be granted under this Plan subject to such stockholder approval.

     (g) Amendment; Termination.  The Board may amend, suspend or terminate this
         ----------------------
Plan or any portion thereof at any time, provided that (i) no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Exchange Act or any successor provision, and (ii) Section 8 hereof and Section 9(b) hereof may not be amended more than once every six months other than to comport with changes in the Code or ERISA and applicable interpretive authority thereunder. If any amendment, suspension or termination of this Plan shall materially and adversely affect the rights of the holder of any award then outstanding, such amendment, suspension or termination shall not be deemed to alter such rights unless the holder shall consent thereto.

     (h) Term.  Options and Restricted Stock Grants may not be awarded under
         ----
this Plan after ten years from the Effective Date, but then outstanding Options and Restricted Stock Grants may extend beyond such date. Unless sooner terminated, this Plan shall terminate on the tenth anniversary of the Effective Date, provided that such termination shall not terminate or affect any Option or Restricted Stock Grant then outstanding.

     (i) Depositary Shares.  Notwithstanding any other provision of this Plan
         -----------------
except section 10(e), the Committee may, in its discretion if that certain Deposit Agreement dated September 15, 1994 between the Company and the Chemical Shareholder Services Group, Inc. (or any other agreement of similar tenor and import entered into by the Company in lieu of such Deposit Agreement--any such agreement being herein called the "Deposit Agreement") remains in full force and effect, cause the shares of Common Stock that would otherwise be issuable upon exercise of an Option or as to which the restrictions under a Restricted Stock Award would lapse to be deposited with the Depositary under the Deposit Agreement and cause the Depositary to issue to the Participant such number of Depositary Shares in exchange therefor as required by, and all in accordance with, the provisions of the Deposit Agreement.

                                                                      APPENDIX B



                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      OF
                             AVIVA PETROLEUM INC.



     ARTICLE I:  Aviva Petroleum Inc., pursuant to the provisions of Article
4.07 of the Texas Business Corporation Act, hereby adopts Amended and Restated Articles of Incorporation which accurately copy the Restated Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by these Amended and Restated Articles of Incorporation as hereinafter set forth and contain no other change in any provision thereof (except that as permitted by Texas Business Corporation Act Article 4.07.C(2), the names and addresses of the persons now serving as directors have been inserted in lieu of similar information concerning the previous board of directors). Such Amended and Restated Articles of Incorporation (including the amendments effected hereby) supersede the corporation's Restated Articles of Incorporation and all amendments thereto.

     ARTICLE II: Article Four of the corporation's Restated Articles of Incorporation is hereby amended in its entirety to authorize Preferred Stock.

     ARTICLE III: The amendments to Article Four made by the Amended and Restated Articles of Incorporation have been effected in conformity with the provisions of the Texas Business Corporation Act and such Amended and Restated Articles of Incorporation were duly adopted by the shareholders of the
corporation on the        day of June, 1997.

     ARTICLE IV: The number of shares outstanding was 31,482,716; the number of shares entitled to vote on the Amended and Restated Articles of Incorporation as so amended was 31,482,716; the number of shares voted for such Amended and
Restated Articles of Incorporation as so amended was                 ; and the
number of shares voted against such Amended and Restated Articles of
Incorporation as so amended was                 .

     ARTICLE V: The Restated Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the following Amended and Restated Articles of Incorporation which accurately copy the entire text thereof and as amended as described above:

                                 ARTICLE ONE
                                 -----------

     The name of the corporation is Aviva Petroleum Inc.

                                 ARTICLE TWO
                                 -----------

     The period of its duration is perpetual.

                                 ARTICLE THREE
                                 -------------

     The purpose or purposes for which the corporation is organized are:

          To transact any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act; and

          In general, to have and exercise all of the powers conferred by the laws of Texas upon corporations formed under the Texas Business Corporation Act, and to do any and all things hereinafter set forth to the same extent as natural persons might or could do.

                                 ARTICLE FOUR
                                 ------------

     The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 358,500,000 shares, consisting of 10,000,000 shares of Preferred Stock, without par value (the "Preferred Stock"), and 348,500,000 shares of Common Stock, without par value (the "Common Stock").

     Effective upon the filing of the Articles of Amendment on February 20, 1992 with the Secretary of State of the State of Texas, each fifty (50) issued and outstanding shares of previously authorized shares of Common Stock ("old shares") were thereby and thereupon consolidated into one (1) validly issued, fully paid and nonassessable share of Common Stock ("new shares"). Each certificate that theretofore represented old shares thereafter represented the number of new shares into which such number of the old shares as was evenly divisible by fifty (50) represented by such certificate was consolidated; provided; however, that each person holding of record a stock certificate or certificates that represented old shares received, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of new shares to which such person was entitled, and provided further that the corporation did not issue fractional shares with respect to the consolidation. To the extent that a shareholder held a number of old shares not evenly divisible by fifty (50), such shareholder received cash for each fractional interest resulting from such consolidation by virtue of the aggregation of such fractional entitlements and their sale, save that individual entitlements of less than (Pounds)2 were retained for the benefit of the corporation.

     The following is a statement fixing certain of the designations, preferences, limitations, and relative rights, including voting rights, of the Preferred Stock and the Common Stock of the corporation, and the authority with respect thereto expressly granted to the board of directors of the corporation to fix any such provisions not fixed by this Certificate:

A.   PREFERRED STOCK
     ---------------

     The board of directors is hereby expressly vested with the authority to establish series of unissued shares of Preferred Stock by fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could be stated if fully set forth in these Amended and Restated Articles of Incorporation. The shares of any such series of Preferred Stock so established may be issued from time to time in such amounts and for such consideration as may be determined by the board of directors in accordance with the Texas Business Corporation Act. The designations, preferences, limitations, and relative rights, including voting rights, of the shares of each series of Preferred Stock (collectively, the "Series Terms") shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a "Preferred Stock Series Resolution") adopted by the board of directors. The board shall have the power and authority, to the fullest extent permissible under the Texas Business Corporation Act, as currently in effect or as amended, to determine and establish by a Preferred Stock Series Resolution, the Series Terms of a particular series, including, without limitation, determination of the following:

          (1) The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

          (2) The dividend rate on the shares of that series; whether such dividends, if any, shall be cumulative, noncumulative, or partially cumulative and, if cumulative or partially cumulative, the date or dates from which dividends payable on such shares shall accumulate; and the relative rights of priority, if any, of payment of dividends on shares of that series.

          (3) Whether shares of that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (4) Whether shares of that series shall have a conversion privilege with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion privilege, including provision for adjustment of the conversion rate upon occurrence of such events as the board of directors shall determine;

          (5) Whether shares of that series shall be redeemable at the option of either the corporation, the holder or another person or upon the occurrence of a designated event, and, if so, the terms and conditions of such redemption, including relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (6) Whether shares of that series shall be subject to any repurchase obligation of the corporation and, if so, the terms and conditions of such obligation, subject, however, to the limitations of the Texas Business Corporation Act;

          (7) Whether shares of that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (8) Whether shares of that series shall have any preference over any other class, classes or series of shares of capital stock of the corporation with respect to the payment of dividends and, if so, the terms thereof;

          (9) Whether shares of that series shall have any preference with respect to the distribution of assets of the corporation over any other class, classes or series of shares of capital stock of the corporation upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation and, if so, the terms thereof;

          (10) Whether shares of that series shall be exchangeable, subject to compliance by the corporation with Article 2.38 of the Texas Business Corporation Act, at the option of the corporation, the holder or another person or upon the occurrence of a designated event, for shares, obligations, indebtedness, evidence of ownership, rights to purchase securities or other securities of the corporation or one or more domestic or foreign corporations or other entities or for other property or for any combination of the foregoing;

          (11) Whether shares of that series shall include any conditions, limitations or restrictions on the ability of the corporation to create indebtedness of the corporation or to issue additional Preferred Stock or other capital stock of the corporation ranking on a parity therewith, or prior thereto, with respect to the payment of dividends or the distribution of assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (12) Whether shares of that series shall include any conditions, limitations or restrictions on the ability of the corporation to issue, pay dividends on, make distributions with respect to or acquire or redeem shares ranking junior to the Preferred Stock or to any series thereof with respect to the payment of dividends or the distribution of assets of the corporation upon voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

          (13) Any other designations, powers, preferences and rights, including, without limitation, any qualifications, limitations or restrictions thereof.

     Any of the Series Terms, including voting rights, of any series of Preferred Stock may be made dependent upon facts ascertainable outside these Amended and Restated Articles of Incorporation and the Preferred Stock Series Resolution, which facts may include future acts of the corporation, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in the Articles of Incorporation or in the Preferred Stock Series Resolution.

     Subject to the provisions of this Article Four, shares of one or more series of Preferred Stock may be authorized and issued from time to time as shall be determined by the board of directors in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by the Articles of Incorporation. Except as may be expressly provided in the Series Terms of any series of Preferred Stock, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any series of Preferred Stock shall be alike in every particular, except that shares of any series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

B.   COMMON STOCK
     ------------

     1.  Dividends.  Subject to the provisions of any Preferred Stock Series
         ---------
Resolution, the board of directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the board of directors, declare and pay dividends on the Common Stock of the corporation.

     No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any series of any other class of stock of the corporation ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

     2.  Liquidation.  In the event of any liquidation, dissolution or winding
         -----------
up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock and the holders of shares of any series of any other class of stock of the corporation ranking on a parity with the Common Stock in respect of rights upon liquidation, dissolution or winding up of the corporation shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

     3.  Voting Rights.  The holders of the Common Stock of the corporation
         -------------
shall be entitled at all meetings of shareholders to one vote for each share of Common Stock held by them on each matter submitted to the stockholders for a vote.

C.   PRIOR, PARITY OR JUNIOR STOCK
     -----------------------------

     Whenever reference is made in this Article Four to shares "ranking prior to" another class of stock or series thereof or "on a parity with" another class of stock or series thereof, such reference shall mean and include all other shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to the distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class of stock or series thereof. Whenever reference is made to shares "ranking junior to" another class of stock or series thereof, such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are junior and subordinate to the rights of the holders of such class of stock or series thereof.

D.   LIQUIDATION
     -----------

     For the purposes of Paragraph 2 of Section B of this Article Four and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all of the assets, property or business of the corporation, shall not be deemed to be a liquidation, dissolution or winding up of the corporation.

E.   RESERVATION AND RETIREMENT OF SHARES
     ------------------------------------

     The corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

     Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

                                 ARTICLE FIVE
                                 ------------

     The corporation did not commence business until it received, for the issuance of its shares, consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.

                                 ARTICLE SIX
                                 -----------

     The address of the corporation's registered office is 8235 Douglas Avenue, Suite 400, Dallas, Texas 75225, and the name of its registered agent at such address is Ronald Suttill.

                                 ARTICLE SEVEN
                                 -------------

     The preemptive rights of the shareholders of the corporation to acquire additional, unissued or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribe to or acquire shares, are expressly denied.

                                 ARTICLE EIGHT
                                 -------------

     The names and addresses of the present directors are:


Name                                   Address
----                                   -------

Ronald Suttill            Aviva Petroleum Inc.
                          8235 Douglas Avenue, Suite 400
                          Dallas, Texas 75225

John J. Lee               Lee Development Corporation
                          Two Stamford Plaza
                          281 Tresser Boulevard, 16th Floor
                          Stamford, Connecticut  06901

Elliott Roosevelt, Jr.    E.R. Operating Company
                          2626 Cole Avenue, Suite 600
                          Dallas, Texas 75204

James E. Tracey           3, Grey Close
                          Hampstead Garden Suburb
                          London, NW11 3QG

     The right of shareholders to cumulative voting in the election of directors is expressly prohibited.

                                 ARTICLE NINE
                                 ------------

     With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of one-third (1/3) of the shares entitled to vote on that matter are represented at the meeting in person or by proxy. With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Corporation Act or any successor thereto (the "Act"), the act of the shareholders on that matter shall be the affirmative vote of the holders of a majority of the shares entitled to vote on that matter rather than the affirmative vote otherwise required by the Act.

                                 ARTICLE TEN
                                 -----------

     No director of the corporation shall be liable to the corporation or its shareholders for monetary damage for an act or omission in the director's capacity as director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith that constitute a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an act taken within the scope of the director's office, and (iv) for acts or omissions for which the liability of a director is expressly provided by statute. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the corporation is not personally liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any amendment to the Texas statutes hereafter enacted that further limits the liability of a director.


     Dated this         day of            , 1997.

                              AVIVA PETROLEUM INC.



                              By: ---------------------------------------
                                    Ronald Suttill
                                    President and Chief Executive Officer

                             AVIVA PETROLEUM INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 10, 1997

     The undersigned shareholder of Aviva Petroleum Inc., a Texas corporation (the "Company"), hereby appoints Ronald Suttill and Elliott Roosevelt, Jr., or either of them, acting singly in the absence of the other, attorneys and proxies, with full power of substitution and revocation, to vote as designated on reverse side all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Vinson & Elkins L.L.P., 2001 Ross Ave., Suite 3800, Dallas, Texas 75201 on June 10, 1997, at 10:00 a.m. (local time) or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ALL
                          ---------------------------------------------------
NOMINEES IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3 AND "FOR"
--------------------------------------------------------------------------------
PROPOSAL NO. 4.
---------------

             (Continued and to be signed and dated on reverse side)

                                                        [X] Please mark your
                                                            votes as shown

The Board of Directors recommends a vote "FOR" all nominees in Proposal No. 1, "FOR" Proposal No. 2, "FOR" Proposal No. 3 and "FOR" Proposal No. 4.


1.  Election of the following nominees as Directors:

Messrs. R. Suttill, J.J. Lee, E. Roosevelt, Jr. and J.E. Tracey

                               FOR all Nominees
                               listed (except as   Withheld for
                               marked hereon)      all nominees
                                  [_]                  [_]

    Withheld for the following only. (Write the name of the nominee(s) in the space below.)


    -------------------------------

2.  To amend the Aviva Petroleum Inc. 1995 Stock
    Option Plan.

                               FOR        AGAINST       ABSTAIN
                               [_]          [_]           [_]

3.  To amend the Articles of   FOR        AGAINST       ABSTAIN
    Incorporation of the       [_]          [_]           [_]
    Company to authorize a
    new class of preferred
    stock.

4.  To re-appoint KPMG Peat    FOR        AGAINST       ABSTAIN
    Marwick LLP as independent [_]          [_]           [_]
    auditors of the Company.


Please mark, date and sign as your name appears to the left and return in the enclosed envelope. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If the signer is a partnership, please sign in partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.

Signature                           Signature                    Date
          -------------------------           ------------------      ----------
       Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                                     PROXY
                              AVIVA PETROLEUM INC.
                         8235 DOUGLAS AVENUE, SUITE 400
                          DALLAS, TEXAS 75225, U.S.A.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Messrs. Ronald Suttill and Elliott Roosevelt, Jr. as Proxy, each with the power to appoint his substitute, OR*_______of_________________, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Aviva Petroleum Inc. held of record on April 18, 1997 by the undersigned at the Annual General Meeting of shareholders to be held on June 10, 1997, or at any adjournment thereof.


                              FOR  AGAINST  ABSTAIN
---------------------------------------------------
Proposal No. 1
    R. Suttill
---------------------------------------------------
    John J. Lee
---------------------------------------------------
    Elliott Roosevelt, Jr.
---------------------------------------------------
    James E. Tracey
---------------------------------------------------
    All nominees
---------------------------------------------------
Proposal No. 2
---------------------------------------------------
Proposal No. 3
---------------------------------------------------
Proposal No. 4
---------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


------------------------------------
        Signature

------------------------------------
     Signature if held jointly

Dated
------------------------------------

(Please Print)
------------------------------------

------------------------------------
Name(s)

------------------------------------
Address

------------------------------------


When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

*You may appoint any person, whether or not a member of the Company, as your Proxy, but in default of a specific appointment Messrs. Ronald Suttill and Elliott Roosevelt, Jr. will act as your Proxy. If you do not wish to appoint Messrs. Ronald Suttill and Elliott Roosevelt, Jr. as your Proxy, you should strike out the words "Messrs. Ronald Suttill and Elliott Roosevelt, Jr. as Proxy, each with the power to appoint his substitute, OR" and insert the name and address of the person you would like to be your Proxy.
--------------------------------------------------------------------------------
                                   IMPORTANT
 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN ANY EVENT TO BE
            RECEIVED NO LATER THAN THE TIME FIXED FOR THE MEETING.
--------------------------------------------------------------------------------

----------------------
BUSINESS REPLY SERVICE
Licence No. LOL 395
----------------------


DO NOT AFFIX POSTAGE STAMPS IF POSTED IN
GT. BRITAIN, CHANNEL ISLANDS, N. IRELAND
OR THE ISLE OF MAN



                    THE REGISTRAR
                    AVIVA PETROLEUM INC.
                    CONNAUGHT ST. MICHAELS LTD
                    P.O. BOX 30
                    VICTORIA STREET
                    LUTON LU1 2BR